[cover]

              Value Investing in Small Companies For Over 20 Years



                                      THE

                                     ROYCE

                                     FUNDS



                            Pennsylvania Mutual Fund

                                     PMF II

                             Royce GiftShares Fund


















                                                              1997 Annual Report

THE ROYCE FUNDS ROAD MAP
--------------------------------------------------------------------------------

For over twenty years, Royce & Associates has focused on small and micro-cap investing. While we offer a variety of funds, we remain committed to a risk-averse investment style. Currently, the firm devotes its energies to two portfolio strategies.

[TRIANGLE] TWO CORE PORTFOLIO STRATEGIES

Concentrated Small-Cap                        Micro-Cap

ROYCE PREMIER                                 ROYCE MICRO-CAP

Small-Cap Orientation                         Micro-Cap Orientation

Concentrated Portfolio                        Broadly Diversied Portfolio

Portfolios revolve around two main criteria: capitalization (small or micro-cap) and concentration. The small-cap universe (companies with market caps between $300 million and $1 billion) is no longer small, unknown or under-owned; therefore, we believe that this greater level of efficiency requires greater portfolio concentration. The micro-cap universe (companies with market caps between $5 million and $300 million) provides more choices (approximately 6,400 companies), yet greater trading difficulties; therefore, we believe that broad diversification is required given the liquidity constraints of this sector.

[TRIANGLE] Opportunistic Themes

ROYCE TOTAL RETURN                            ROYCE LOW-PRICED

Dividend-Paying Securities                    Stocks Priced Below $15

                            ROYCE FINANCIAL SERVICES

                            Financial Companies

We have identified other attributes with the potential for delivering strong risk-adjusted returns -- one has low-volatility characteristics (dividends), one has the potential for high returns (low-priced stocks) and one takes specific sector (financial services) risk. When these attributes are found in stocks we have selected for our core portfolios, we designate them for our specific theme funds. Although specific selection criteria differentiate each theme portfolio, the universe (small and micro-cap companies) from which securities are chosen is the same. Performance and volatility may be substantially different for each of these portfolios.

[TRIANGLE] COMBINED PORTFOLIOS - OUR FLAGSHIP APPROACH

PENNSYLVANIA MUTUAL         PMF II        ROYCE GIFTSHARES

                     Combine Small and Micro-Cap Companies

The combined portfolios encompass approximately equal weightings of each core strategy. Two of our portfolios, including our flagship fund Pennsylvania Mutual, are suitable for both individuals and institutions, while GiftShares offers a unique gifting and estate planning portfolio.

ANNUAL REPORT REFERENCE GUIDE

"Bring In 'Da Noise, Bring In 'Da Funk," another tip-top, hip-hop year for           2
    equities.

  Find out how small-cap value went from Off-Broadway to the Great White Way!        4

  Pennsylvania Mutual Fund outperformed the small-cap oriented Russell 2000 index    10
    for the fourth quarter and full year. The Fund has provided positive returns in 21 of the last 23 calendar years.

  PMF II, with $22 million in net assets, has provided an average annual             12
    total return since inception (11/19/96) of 24.0%.

  Royce GiftShares Fund, a gifting and estate planning portfolio, provided a         14
    26.0% total return for the full year and a 25.7% average annual total return since its inception on 12/27/95.

  New Developments on our Website.                                                   16

  Schedules of Investments and other Financial Statements.                           18 - 28

  Postscript: El Nino, Micro-Mutt & The Year That Wasn't.                            Inside back cover

For over twenty years, our risk-averse approach has focused on evaluating a company's "private worth" -- what we believe an enterprise would sell for in a private transaction between rational parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.


--------------------------------------------------------------------------------
PERFORMANCE RESULTS

                                                JUL-DEC                         SINCE
FUND (INCEPTION)                                  1997            1997        INCEPTION*
----------------                                ----------------------------------------
Pennsylvania Mutual Fund (6/30/73)+                10.5%          25.0%         16.5%
----------------------------------------------------------------------------------------
PMF II (11/19/96)                                   9.4%          20.8%         24.0%
----------------------------------------------------------------------------------------
Royce GiftShares Fund (12/27/95)+                  12.4%          26.0%         25.7%
----------------------------------------------------------------------------------------

*Average annual total return  +Investment Class

[begin sidebar]

[photo of Charles M. Royce]
Charles M. Royce, President

The turmoil in Southeast Asia should not be viewed as just the problem of the moment. Obviously, large-cap global companies are feeling the greatest impact currently. However, when you consider that Southeast Asia is made up of export countries and that we are, in essence, an import nation, the implications are far reaching. I believe it represents a once-in-a-decade kind of event and it's wrong to assume that this is going to disappear in thirty days.

[end sidebar]


LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[cartoon drawing of three men in conference room followed by caption "Please pass the crow!"]

Drawing by Hank Blaustein; (c) 1998

BRING IN 'DA NOISE, BRING IN 'DA FUNK

              "Bring In 'Da Noise, Bring In 'Da Funk," one of Broadway's most successful current productions, played equally well on Wall Street in 1997. The year was both full of noise with the market trumpeting record highs, record returns and near record IPOs (Initial Public Offerings), and full of funk with higher market volatility - including a one-day price plummet of over 500 points on the Dow Jones Industrial Average ("Dow"). As with the show, once the beat was established in the market, there was virtually no slowing down.

              The Dow finished the year up over 20% for an unprecedented third year in a row, turning in its best 10-year performance period ever! The other major large-cap index, the S&P 500, was even more impressive, up 33.4% in 1997. Small-cap stocks, by comparison, were left waiting in the wings, underperforming their large company counterparts for a fourth straight year. The year's performance differential is primarily attributable to the first and fourth quarters, when small-cap indices were in the red versus positive gains for their large-cap brethren. Small-cap investors (ourselves included) could be disappointed, but when you consider that the Russell 2000 index of small-cap issues was up 22.4% for the year, it's only a matter of degree. After all, why should one feel sorry for "Fiddler On the Roof" because its string of 3,242 performances trails "A Chorus Line's" record of 6,137 shows?

              Despite its record-setting performance, the stock market had its anxious moments, namely the single biggest one-day decline ever of 554 points in the Dow on October 27, the vicious

2 | THE ROYCE FUNDS ANNUAL REPORT 1997
downturn in technology stocks and the significant increase in overall market volatility. The Dow recorded 52 days in which the index closed either up or down more than 100 points. This compares to only 6 days in 1996 and 1 day in 1995. S&P 500 volatility, as measured by standard deviation, was 50% higher in the second half of the year than in the first six months. While higher market volatility can be frustrating for investors, it does allow active managers to take center stage.

A FUNNY THING HAPPENED                       [cartoon drawing of a Roman man]
ON THE WAY TO THE FORUM

              Conventional wisdom would suggest that the smaller the entity, the greater the volatility. Inside the two-tiered small-cap universe, however, a funny thing happened: micro-cap companies (those under $300 million in market cap) appeared to be less volatile than their upper-tier counterparts in 1997.

              Meanwhile, in the small-cap sector, as measured by both Russell and Wilshire indices, value continued its winning ways over growth, outperforming in the fourth quarter, the second half, the full year and the period since the May '96 small-cap peak. We believe that this peak represents a major small-cap inflection point, a shift to value away from growth within the sector. The evidence suggests that the trend has momentum, as reflected in the following charts.

--------------------------------------------------------------------------------
                      PERFORMANCE COMPARISON: RUSSELL 2000
                  VALUE (45.1%) VS. RUSSELL 2000 GROWTH (3.9%)
                    (May 22, 1996 through December 31, 1997)
--------------------------------------------------------------------------------

[line chart]

                    Russell 2000
                 ------------------
                 Value      Growth
                 -----       ------

May-96          -0.30%      -0.99%
Jun-96          -1.48%      -7.43%
Jul-96          -6.72%     -18.73%
Aug-96          -2.67%     -12.71%
Sep-96          -0.01%      -8.22%
Oct-96           1.15%     -12.18%
Nov-96           6.59%      -9.73%
Dec-96          10.05%      -7.97%
Jan-97          11.75%      -5.67%
Feb-97          12.81%     -11.37%
Mar-97           9.79%     -17.63%
Apr-97          11.40%     -18.58%
May-97          20.27%      -6.35%
Jun-97          26.35%      -3.17%
Jul-97          31.66%       1.79%
Aug-97          33.75%       4.84%
Sep-97          42.65%      13.21%
Oct-97          38.77%       6.41%
Nov-97          40.29%       3.87%
Dec-97          45.05%       3.93%

[end line chart]


                      PERFORMANCE COMPARISON: RUSSELL 2000
                       VALUE (14.8%) VS. S&P 500 (10.4%)
                        (July '97 through December '97)
--------------------------------------------------------------------------------

[line chart]

               Russell
                2000
                Value      S&P 500
                -----      -------

Jun-97           0.00%      0.00%
Jul-97           4.20%      7.96%
Aug-97           5.86%      1.91%
Sep-97          12.90%      7.50%
Oct-97           9.83%      3.91%
Nov-97          11.03%      8.66%
Dec-97          14.79%     10.37%

[end line chart]


    Small-cap value packs a punch vs. small-cap growth and even the S&P 500.
--------------------------------------------------------------------------------

BEAUTY AND THE BEAST

              While we have stated our expectation of lower equity returns in the last several shareholder reports, we take solace that neither our careers nor your hard earned money are dependent on our accurately predicting the direction of, or specific performance prospects for, the overall stock market.


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 3

[sidebar]

I believe that cyclicality will be the norm for large-cap global multinationals just as it will be for the rest of the equity universe. I think that small-caps will be net beneficiaries because they are generally less influenced by world events. Relative performance over the next year or so should reflect this.

I think that the pick-up in volatility is significant regardless of how you measure it and I think that it will probably be sustained into the foreseeable future. I believe that higher volatility is a precursor to lower equity returns.

[end sidebar]


[pull quote]

  We take solace that
  neither our careers
        nor your hard
     earned money are
     dependent on our
accurately predicting
 the direction of, or
 specific performance
   prospects for, the
 overall stock market.

[end pull quote]


We learned a long time ago that the best thing we can do for our shareholders is to stay invested, even during times of uncertainty, and not lose sight of the real goal - COMPOUNDING WEALTH. We are as mindful of this goal as we are of the risk necessary for its achievement.

              We were pleased with our absolute returns in 1997, especially since they exceeded the level of return we strive for when selecting companies for the portfolios (please see pages 10-15 for a summary of each Fund's performance results). So while it's easy to get caught up in the relative game, the beast - with comparisons against certain indices or relevant peer groups - ultimately, it's the compounding of absolute returns, the beauty, that can send your children to college, provide for your retirement and buy the second home at the beach.

FROM OFF BROADWAY TO BROADWAY

              Trying to compound wealth has always been important to us, going back to the days when small-cap investing, like an attraction to computers, was not especially popular. In fact, during the '60s and '70s, anyone who showed too strong an interest in computers was likely to be branded a nerd by his or her friends and colleagues. From today's software-dependent vantage point, those days feel like the technological Stone Age. It was in 1968 that the film 2001: A Space Odyssey featured a formidably smart and heartless piece of artificial intelligence as its ostensible villain. A bit later, in 1977, Digital Equipment Corp. Founder and Chairman Ken Olson was predicting with astounding inaccuracy that there was no reason why anyone would want a home computer. Few people grasped the enormous potential of machines that seemed to be the exclusive province of geeks and mad scientists.

              Small company investing, with all its nerdy implications, resembles the computer business in this respect. When we began managing money in 1973 at Quest Advisory Corp., now known as Royce & Associates, Inc., small-cap investing was in its infancy. There were few, if any, institutions that devoted substantial time to small company stocks. Those that

[cartoon drawing of old-time Broadway]

4 | THE ROYCE FUNDS ANNUAL REPORT 1997

[pull quote]

What had
been obvious to
us and a handful
of others from the
start [was] that
a conservative
risk-averse approach
could be profitably
used in the
small-cap market.

[end pull quote]

did were on the prowl for aggressive start-up firms, not the quietly successful wallflowers that drew our attention. The sector was not remotely trendy, and doubts persisted as to how effectively a value style could be applied to the volatile world of small-cap stocks. Few others were willing to do the kind of "heavy lifting" of annual reports and balance sheets that came so naturally to us. In fact, we became accidental pioneers because it was not until the last ten years that the investment community as a whole began to realize what had been obvious to us and a handful of others from the start: that a conservative risk-averse approach could be profitably used in the small-cap market.

              While we were not naive enough to believe that small-cap value stocks would remain as relatively neglected as they were when we began, nothing could have prepared us (or anyone else for that matter) for the explosion of interest in small-cap value investing during recent years. Perhaps the growing popularity of "our" style might be seen as a cause for alarm. Wasn't it easier to locate attractive stocks when others were not looking for them, too? Definitely! Don't all small-cap value managers own basically the same set of stocks? Absolutely not!

              Small-cap has always been an extraordinarily broad and diverse universe, and is likely to remain that way - the sector is home to approximately 8,000 names. With that many companies to choose from, it's quite probable that multiple managers with the same style will still choose different stocks.

              Hard to believe? If you look at the top ten positions in the ten largest actively managed equity funds in Morningstar's small-cap value category as of December 31, 1997, you will find 95 different stocks held in the ten funds with only five common positions among them, meaning minimal duplication among all of these portfolios. Unlike the home computer industry, where most successful manufacturers have similar components inside, small-cap value funds generally have dissimilar moving parts.

[pyramid graphic]

COMPANIES BY MARKET CAPITALIZATION

[top of pyramid]


$1 billion               1,550
$500 mil to $1 bil         845
$300 mil to $500 mil       753
$5 mil to                MICRO-CAP SECTOR
$300 mil                 6,400 Companies

[end pyramid]


              These days, value encompasses a broad array of meanings. We focus on absolute valuations as we seek to minimize risk while building returns over the long term. Other managers may share our general outlook, but that does not mean that we're all looking at the same companies or even that our value approaches are ultimately very similar. Like the computer industry, small-cap value investing has come into its own. Unlike the computer industry, there is ample room for multiple perspectives.


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 5

[sidebar]

I think that May '96 was a major inflection point, a shift to value away from growth inside of small-cap. Since then, value has dominated, especially during the down months. I believe that small-cap value further benefits due to its limited international exposure and its ability to use volatility to its advantage by buying stocks as they go down and selling them as they go up.

[end sidebar]

WEST SIDE STORY

[pull quote]

The challenge
for all investors
is going to be
dealing with
a lower-return
environment.

[end pull quote]

              As many of you know, we are located in midtown Manhattan, smack in the middle of New York City's prime shopping and hotel area, just a stone's throw from Broadway. Recently, an investment advisor friend of ours brought his wife to town for a typical New York City weekend of dinner, a Broadway show and a visit to our office. The intrepid advisor sat down with us for the following exchange.

HOW DO YOU VIEW YOUR PERFORMANCE IN 1997?

              We were pleased with our results, especially considering our approach to risk. While recognizing that both our investment approach and our picking universe will influence returns, ultimately we should be judged in terms of our ability to produce a successful, and hopefully consistent, record of long-term returns.

DO YOU ANTICIPATE CHANGING YOUR APPROACH TO RISK TO TAKE ADVANTAGE OF THE MARKET'S HIGH RETURNS?

              No. We remain committed to evaluating both risk and reward equally, especially given the current environment. We believe one of the primary tasks of a good money manager is to understand and respect risk, regardless of how euphoric market conditions may be.

WHAT ROLE WILL HIGHER MARKET VOLATILITY PLAY IN EQUITY INVESTING?

              It is our belief that active managers typically perform better during these volatile periods. Interestingly, small-cap value can frequently be a market leader in this environment.

[pull quote]

         We have never
          been against
          growth as an
attribute; it's really
      about what price
   you pay for growth,
           not whether
        growth is good
               or bad.

[end pull quote]

WHAT CHALLENGES DO YOU SEE  IN '98
AND BEYOND?

              The challenge for all investors is going to be dealing with a lower-return environment. We know that we have been crying wolf on this issue, but we continue to believe that the extraordinary market returns of the last several years are not sustainable. The Dow just concluded its best 10-year performance period and the S&P 500 its best period of overall performance ever. We think this is indicative of a peak moment and that lower returns are a given. That said, we will continue as we always have to invest in small companies with a risk-averse approach with the goal of above average absolute returns.

6 | THE ROYCE FUNDS ANNUAL REPORT 1997

HOW DO YOU DISTINGUISH BETWEEN GROWTH AND VALUE COMPANIES?

              The words growth and value are not polar opposites and at some level have become irrelevant. We have never been against growth as an attribute; it's really about what price you pay for growth, not whether growth is good or bad.

DO THE FUNDS EVER BUY STOCKS THAT THEY HAVE HELD PREVIOUSLY?

              Absolutely. Since we tend to develop deep knowledge bases about our companies, we think there is nothing better than to return to familiar territory if the opportunity arises.

WHAT, IF ANYTHING, DO YOU DO TO MAKE YOUR FUNDS MORE TAX EFFICIENT?

              We subscribe under normal circumstances to a low portfolio turnover approach, we focus on generating long-term capital gains and, when liquidating positions, we sell our highest cost lots first.

THE GRAPES OF "WRISK"

[cartoon drawing of a bunch of grapes]

              For many years, we have described our investment style as "risk-averse," and characterized our work as "risk management." In fact, we have consistently presented risk information alongside performance returns to demonstrate our belief that both are equally important. When we examine companies for potential investment, we consider both risk and reward potential, and we think that when an investor considers a mutual fund investment, he or she should consider these factors, too. The idea of giving emphasis to risk remains central to our style of investment management, but it occurs to us that the time may be right to clarify exactly what we mean by risk. What, after all, are we talking about when we talk about risk?

[pull quote]

Our
commitment
to lowering
risk requires
an educated
understanding,
not an
avoidance,
of risk.

[end pull quote]

              Regardless of the context we choose, risk is a complicated word. This may be why one writer recently defined it as "the art and science of choice." However rationally we behave in the face of uncertainty, however realistically we define the potential pitfalls and profits, unanswerable questions always linger. The science of risk involves a great deal of reliance on the future resembling the past. The past forms a picture from which we make guesses, however well-educated, about the future. The art of risk lies in the ability to see what many others cannot.

              In our money management work, we stick almost exclusively to equity investing. Our primary emphasis is to determine


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 7

[sidebar]

I think that it is both appropriate and conservative for investors to consider doubling or tripling their current small-cap value allocation to 20% - 30%.

[end sidebar]

[pull quote]

    Wall Street
and Main Street
  do not always
      walk hand
       in hand.
     Therefore,
   our approach
 must be multi-
   dimensional.

[end pull quote]

the margin of safety for a given stock or, in other words, assessing how much risk we are taking to achieve a certain reward. Our method is both quantitative and historical, concentrating on two primary factors, business risk and price risk.

              When we analyze a company's business fundamentals, we ask ourselves several important questions that relate directly to business risk. One significant measure of a company's financial good health lies in our estimate of its ability to withstand economic adversity. We want to know what the potential risk is of "permanent capital impairment," i.e., the likelihood of a business not being able to generate sustainable returns on assets or, even worse, becoming insolvent.

              Wall Street and Main Street do not always walk hand in hand. Therefore, our approach must be multi-dimensional. This is where price risk becomes important. We attempt to reduce this type of risk by buying stocks that are trading at what we believe are bargain prices; we believe that the price one pays for an investment makes a significant difference in long-term returns.

              Our commitment to lowering risk requires an educated understanding, not an avoidance, of risk. It is a reality to be lived with, not escaped from. For us, understanding a company's business risk through the examination of 10Qs, 10Ks and other documents forms the science of risk management. The art of risk, and the fun of all this work, comes from interpreting the subjective and seeking to convert these assessments into attractive long-term returns. We get a kick out of proving wrong those academics who assert that high absolute returns are solely the product of high risk.

              We are the first to admit that our focus on risk has somewhat hindered our relative returns over the last several years, but we do not intend to abandon our approach, especially given the higher levels of volatility in today's market.

PRELUDE TO A ...

              While we have no idea where the Dow Jones Industrial Average will end in 1998, we do believe that the current backdrop of higher market volatility, overseas vulnerability, and potential interest rate uncertainty may result in a favorable investment environment for small-cap value. Higher volatility usually translates into lower returns - the standard deviation for the S&P 500 for the six months ended 12/31/97 was 50% higher than the first half of the year, while total return was approximately half that of the first six months--and an edge for value because the discipline demands buying stocks as they decline and selling them as they go up.


8 | THE ROYCE FUNDS ANNUAL REPORT 1997

              By its very nature, small-cap value generally has limited foreign exposure, an advantage given the current turmoil in Southeast Asia. In our judgment, it is unlikely that a 25% decline in long-term interest rates and a 125% rise in the S&P 500 will be repeated in the next three years.

              We look forward to taking a curtain call for what we hope will be a "successful run" in 1998 and remain confident about the long-term prospects of our risk-averse approach.


[photo of Chuck Royce, Whitney George, and Jack Fockler
(c) Gloria Baker
[caption under photo]
Chuck Royce, Whitney George, Jack Fockler


Sincerely,

/s/ Charles M. Royce          W. Whitney George        Jack E. Fockler, Jr.

    Charles M. Royce          W. Whitney George        Jack E. Fockler, Jr.

       President                Vice President           Vice President



January 26, 1998





PS:  Broadway trivia fans will be interested to know that ...

Bring In 'Da Noise, Bring In 'Da Funk made it to Broadway in April 1996 after a successful Off Broadway run. Savion Glover's rhythmic tribute to tap took home a Tony in '96 for Best Musical.

Fiddler On The Roof was one of Broadway's all-time winners with 3,242 performances between 1964 and 1972. The play was also made into a successful film featuring future "Starsky & Hutch" star Paul Michael Glaser in a supporting role.

A Chorus Line is still the all-time performance leader (what mutual fund manager wouldn't love to be able to say that) with a record 6,137 performances. "One Singular Sensation" indeed!

A Funny Thing Happened On The Way To The Forum was one of Broadway's most successful reruns. The most recent production (April 1996 - January 1998) drew raves with three different actors in the leading role: Nathan Lane, Whoopi Goldberg and David Alan Grier.

Beauty And The Beast proved that cartoons can make great plays with one of the most successful runs of the '90s!

West Side Story showed that Shakespeare could swing on the streets of New York and remains one of the country's most popular musicals.

The Grapes Of Wrath offered unfortunate evidence that great novels don't always translate into great dramas - this production endured a brief six-month run from March through September of 1990.

Prelude To a Kiss, originally featuring Timothy Hutton, did not become a prelude to box office success when it was made into a film.


                                          THE ROYCE FUNDS ANNUAL REPORT 1997 | 9

[sidebar]

WHAT WE DO Pennsylvania Mutual Fund ("PMF"), our flagship fund, seeks long-term capital appreciation by investing in a blended portfolio that combines approximately equal weightings of small and micro-cap securities.


HOW WE DID Pennsylvania Mutual Fund lagged behind its benchmark, the small-cap oriented Russell 2000 index, during the second half, but finished ahead of the index for the full year, returning 25.0% versus 22.4%. We are pleased that PMF has continued its performance edge since the Fund was restructured to reflect approximately equal weightings of small and micro-cap stocks in the second quarter of 1996. In addition, the Fund has provided positive returns in 21 out of the last 23 calendar years, and its average annual total return for the 24-1/2 years that we have managed the Fund (6/30/73) was 16.5%.

     PMF, whose net assets as of December 31, 1997 totaled $660 million, is one of the oldest small-cap funds available. The market's return to volatility in 1997 makes us confident about the Fund's near and long-term outlook. While PMF's 15 and 20-year returns are above average, its risk profile, as measured by standard deviation and beta, is lower than its comparable index, the Russell 2000. In fact, PMF has outperformed the Russell 2000 in every down quarter over the last 15 years. We remain enthused about the long-term prospects for our flagship fund. We look forward to June 1998 which will mark our 25-year anniversary as the Fund's manager.

[end sidebar]


PENNSYLVANIA MUTUAL FUND
--------------------------------------------------------------------------------


TOTAL RETURNS
THROUGH 12/31/97
---------------------------------------------------
4th Quarter 1997                              -1.9%
---------------------------------------------------
Jul-Dec 1997                                  10.5%
---------------------------------------------------
1997                                          25.0%
---------------------------------------------------
3-Year Average Annual                         18.7%
---------------------------------------------------
5-Year Average Annual                         13.1%
---------------------------------------------------
10-Year Average Annual                        13.8%
---------------------------------------------------
15-Year Average Annual                        14.4%
---------------------------------------------------
20-Year Average Annual                        16.2%
---------------------------------------------------

Risk/Return Comparison
Fifteen-Year Period Ended 12/31/97


                    Average Annual    Standard
                     Total Return     Deviation      RUR
---------------------------------------------------------
PMF                    14.4%            11.3         1.27
---------------------------------------------------------
Russell 2000           13.3%            17.6         0.76
---------------------------------------------------------

RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

[pull quote]

Over the last fifteen years,
Pennsylvania Mutual Fund
has outperformed
the Russell 2000 on
BOTH an absolute and
a risk-adjusted basis.

[end pull quote]

PENNSYLVANIA MUTUAL VERSUS RUSSELL 2000 VALUE OF $10,000 INVESTED ON 12/31/82

[typeset representation of line chart]

               PMF       Russell 2000
Dec-82       10,000         10,000
Mar-83       11,905         11,745
Jun-83       13,836         14,128
Sep-83       13,664         13,436
Dec-83       14,051         12,913
Mar-84       13,565         12,047
Jun-84       13,446         11,684
Sep-84       14,302         12,327
Dec-84       14,492         11,969
Mar-85       16,047         13,634
Jun-85       16,567         14,117
Sep-85       16,518         13,501
Dec-85       18,372         15,684
Mar-86       20,331         17,905
Jun-86       21,476         18,774
Sep-86       19,962         16,474
Dec-86       20,427         15,576
Mar-87       23,397         20,607
Jun-87       23,699         20,461
Sep-87       24,815         21,318
Dec-87       20,708         15,123
Mar-88       23,698         18,007
Jun-88       25,250         19,194
Sep-88       25,591         19,014
Dec-88       25,796         18,888
Mar-89       27,607         20,342
Jun-89       29,216         21,638
Sep-89       30,464         23,099
Dec-89       30,101         21,955
Mar-90       29,836         21,470
Jun-90       30,803         22,299
Sep-90       25,705         16,827
Dec-90       26,628         17,673
Mar-91       32,018         22,929
Jun-91       32,341         22,574
Sep-91       33,631         24,414
Dec-91       35,104         25,812
Mar-92       37,751         27,748
Jun-92       36,789         25,856
Sep-92       37,657         26,595
Dec-92       40,786         30,564
Mar-93       42,874         31,869
Jun-93       42,416         32,563
Sep-93       44,099         35,409
Dec-93       45,374         36,341
Mar-94       44,884         35,374
Jun-94       43,901         33,998
Sep-94       45,538         36,357
Dec-94       45,047         35,681
Mar-95       46,871         37,326
Jun-95       49,913         40,823
Sep-95       53,437         44,857
Dec-95       53,480         45,830
Mar-96       54,592         48,172
Jun-96       56,535         50,581
Sep-96       56,535         50,753
Dec-96       60,352         53,392
Mar-97       60,605         50,626
Jun-97       68,247         58,838
Sep-97       76,908         67,593
Dec-97       75,416         65,328

[end line chart]

Includes reinvestment of distributions.

10 | THE ROYCE FUNDS ANNUAL REPORT 1997

PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON

ALL DOWN PERIODS OF 7.5% OR GREATER OVER THE LAST FIFTEEN YEARS
IN PERCENTAGES (%)

[bar chart]

                         PMF            Russell 2000

6/24/83 -                 -6.0               -24.2
7/25/84

7/3/86 -                  -8.6               -14.8
9/16/86

8/25/87 -                -23.2               -39.1
10/28/87

10/9/89 -                -20.9               -32.7
10/30/90

2/12/92 -                 -2.6               -11.9
7/8/92

3/18/94 -                 -7.6               -12.4
12/9/94

5/22/96 -                 -6.5               -15.5
7/24/96

1/22/97 -                 -2.5                -9.2
4/25/97

10/13/97 -                -5.2                -9.7
10/27/97

[end bar chart]

            Pennsylvania Mutual's risk-averse investment orientation has resulted in strong relative returns in down markets.


PORTFOLIO DIAGNOSTICS

----------------------------------------------------
Median Market Cap                       $376 million
----------------------------------------------------
Weighted Average P/E Ratio                     16.3x
----------------------------------------------------
Weighted Average P/B Ratio                      1.8x
----------------------------------------------------
Weighted Average Yield                          1.6%
----------------------------------------------------
Net Assets                              $660 million
----------------------------------------------------
Turnover Rate                                    18%
----------------------------------------------------
Symbol      Investment Class                   PENNX
            Consultant Class                   RYPCX
----------------------------------------------------


TOP TEN POSITIONS
% OF NET ASSETS
-------------------------------------
 1. CalMat                        1.3
-------------------------------------
 2. New England
    Business Service              1.3
-------------------------------------
 3. Alleghany Corporation         1.2
-------------------------------------
 4. Velcro Industries             1.1
-------------------------------------
 5. National Computer Systems     1.1
-------------------------------------
 6. Wesco Financial Corporation   1.1
-------------------------------------
 7. The Commerce Group            1.1
-------------------------------------
 8. Stanhome                      1.1
-------------------------------------
 9. Lilly Industries Cl. A        1.1
-------------------------------------
10. Leucadia National
    Corporation                   1.0
-------------------------------------


PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)      % OF NET ASSETS*

--------------------------------------------------------------------------------
Industrial Products  Textiles, building construction
  materials, steel, paper.                                                    22

Financial Intermediaries  Banks. insurance, stockbrokers.                  18

Consumer Products Apparel, home furnishings, mobile homes.              15

Industrial Services  Engineering, trucking, printing,
  advertising.                                                       14

Financial Services Investment management, insurance
  brokers, credit rating.                                          8

Technology  Electronics, software, distributors.                 7

Miscellaneous                                                  5

Consumer Services  Restaurants, airlines.                    4

Natural Resources  Energy, real estate, aggregates.          4

Retail  Apparel stores, discount stores, direct
  marketing.                                               2

Health  Pharmaceuticals, medical equipment,
  health care, biotech.                                  1
--------------------------------------------------------------------------------
*excludes cash and cash equivalents.

+ All performance and risk information presented herein is for PMF's Investment
  Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense which is not borne by the Investment Class.


GOOD IDEAS THAT WORKED
-----------------------------------------------------
         1997 REALIZED AND UNREALIZED GAIN
-----------------------------------------------------
New England Business Service               $3,664,657
-----------------------------------------------------
Wesco Financial Corporation                 3,546,339
-----------------------------------------------------
Air Express International Corporation       3,474,992
-----------------------------------------------------
Alleghany Corporation                       3,156,477
-----------------------------------------------------
Fremont General Corporation                 3,054,110
-----------------------------------------------------
Combined Gain                             $16,896,575
-----------------------------------------------------



GOOD IDEAS AT THE TIME

-----------------------------------------------------
        1997 REALIZED AND UNREALIZED LOSS
-----------------------------------------------------
Haemonetics Corporation                    $1,523,979
-----------------------------------------------------
Shoney's                                    1,386,117
-----------------------------------------------------
The Topps Company                           1,366,276
-----------------------------------------------------
The Talbots                                 1,322,782
-----------------------------------------------------
Guy F. Atkinson Company                     1,283,145
-----------------------------------------------------
Combined Loss                              $6,882,299
-----------------------------------------------------

     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     New England Business Service's highly effective management transformed a sleepy, small mail order company with strong cash flow into a growing company with increasing stock values. Successful acquisitions, stock repurchases, and energetic marketing all have contributed to the company's growth.

     Haemonetics, a manufacturer of blood collection machines, was hurt by global exposure, slowness in getting new products to market and a lapse in management. These factors caused disruptions in short-term earnings; however we continue to believe in the long-term prospects of the company because of its solid business fundamentals.


                                       THE ROYCE FUNDS ANNUAL REPORT 1997  |  11

[sidebar]

WHAT WE DO PMF II, like its older sibling Pennsylvania Mutual Fund, seeks long-term capital appreciation by investing in a blend of small and micro-cap stocks. In both funds, we employ a risk-averse, value approach that emphasizes solid balance sheets and high internal rates of return.

HOW WE DID In the second half and full year, PMF II fell behind its benchmark, the small-cap oriented Russell 2000 index, returning 9.4% and 20.8%, respectively, versus 11.0% and 22.4% for the Russell 2000. PMF II currently represents a more concentrated version of our flagship fund, Pennsylvania Mutual, and therefore short-term periods of out of sync performance are possible.

     The Fund, with net assets of $22 million as of December 31, 1997, has provided an average annual total return since inception (11/19/96) of 24.0%. We believe that a portfolio approach that combines small and micro-cap securities is capable of delivering attractive absolute and risk-adjusted returns.

     We continue to manage PMF II with an eye towards a low-risk profile as measured by standard deviation and beta. The same risk management style that is employed by Pennsylvania Mutual Fund has been, and will remain, a major part of PMF II's investment philosophy.

[end sidebar]

PMF II
--------------------------------------------------------------------------------

TOTAL RETURNS
THROUGH 12/31/97
---------------------------------------------------
4th Quarter 1997                              -4.7%
---------------------------------------------------
Jul-Dec 1997                                   9.4%
---------------------------------------------------
1997                                          20.8%
---------------------------------------------------
Since Inception (11/19/96)                    24.0%
Average Annual
---------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON
ALL DOWN PERIODS OF 7.5% OR GREATER IN PERCENTAGES (%)

[BAR CHART]
                    PMF II         Russell 2000

1/22/97 -           -1.2           -9.2
4/25/97

10/13/97 -          -4.9           -9.7
10/27/97
[END BAR CHART]

 PMFII's risk-averse investment orientation has resulted in strong relative returns in the two down markets since its inception.

PMF II VERSUS RUSSELL 2000 VALUE OF $10,000 INVESTED ON 11/20/96

[typeset representation of line chart]

  Date               PMF II               Russell 2000
11/20/96             10,000                  10,000
11/30/96             10,260                  10,189
12/31/96             10,520                  10,456
 1/31/97             10,460                  10,665
 2/28/97             10,580                  10,406
 3/31/97             10,419                   9,915
 4/30/97             10,459                   9,943
 5/31/97             10,998                  11,049
 6/30/97             11,619                  11,523
 7/31/97             11,999                  12,059
 8/31/97             12,439                  12,335
 9/30/97             13,338                  13,238
10/31/97             13,138                  12,657
11/30/97             13,019                  12,575
12/31/97             12,710                  12,795

[end line chart]

Includes reinvestment of distributions.

12 | THE ROYCE FUNDS ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PORTFOLIO DIAGNOSTICS
----------------------------------------------------
Median Market Cap                       $344 million
----------------------------------------------------
Weighted Average P/E Ratio                     17.2x
----------------------------------------------------
Weighted Average P/B Ratio                      1.5x
----------------------------------------------------
Weighted Average Yield                          1.6%
----------------------------------------------------
Net Assets                               $22 million
----------------------------------------------------
Turnover Rate                                    77%
----------------------------------------------------
Symbol                                         RYPNX
----------------------------------------------------


TOP TEN POSITIONS
% OF NET ASSETS
------------------------------------------
 1. National Computer Systems          3.6
------------------------------------------
 2. Richardson Electronics             3.0
------------------------------------------
 3. Lilly Industries                   2.6
------------------------------------------
 4. Trenwick Group                     2.4
------------------------------------------
 5. Arnold Industries                  2.3
------------------------------------------
 6. CalMat                             2.3
------------------------------------------
 7. Charming Shoppes                   2.3
------------------------------------------
 8. Standard Commercial
    Corporation                        2.2
------------------------------------------
 9. Pennsylvania Manufacturers
    Corporation Cl. A                  2.1
------------------------------------------
10. Lawyers Title Corporation          2.1
------------------------------------------


PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)      % OF NET ASSETS*
--------------------------------------------------------------------------------
Consumer Products Apparel, home furnishings, mobile homes.                    16

Industrial Products  Textiles, building construction
  materials, steel, paper.                                                    16

Industrial Services  Engineering, trucking,
  printing, advertising.                                                   15

Financial Intermediaries  Banks. insurance, stockbrokers.              13

Financial Services Investment management, insurance
  brokers, credit rating.                                           11

Retail  Apparel stores, discount stores, direct marketing.    7

Technology  Electronics, software, distributors.              7

Natural Resources  Energy, real estate, aggregates.        5

Consumer Services  Restaurants, airlines.                4

Miscellaneous                                            4

Health  Pharmaceuticals, medical equipment,
  health care, biotech.                               2
--------------------------------------------------------------------------------
*excludes cash and cash equivalents.


GOOD IDEAS THAT WORKED
----------------------------------------------------
        1997 REALIZED AND UNREALIZED GAIN
----------------------------------------------------
Oshkosh B'Gosh                              $324,794
----------------------------------------------------
Richardson Electronics                       202,325
----------------------------------------------------
National Computer Systems                    181,649
----------------------------------------------------
Rykoff-Sexton                                168,708
----------------------------------------------------
CalMat                                       166,988
----------------------------------------------------
Combined Gain                             $1,044,464
----------------------------------------------------

GOOD IDEAS AT THE TIME
--------------------------------------------------
1997 REALIZED AND UNREALIZED LOSS
--------------------------------------------------
Guy F. Atkinson Company                   $207,100
--------------------------------------------------
The Topps Company                          165,325
--------------------------------------------------
Rush Enterprises                           105,000
--------------------------------------------------
Tom Brown                                   95,588
--------------------------------------------------
Haemonetics Corporation                     85,981
--------------------------------------------------
Combined Loss                             $658,994
--------------------------------------------------

     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     Oshkosh B'Gosh remains, in our opinion, a very solid company whose management has begun to concentrate more closely on their core business of clothing manufacturing, has shed non-core operations and has applied excess capital to stock repurchases. All of these activities led to growth in earnings and stock price.

     Guy F. Atkinson Company was a case of our badly misjudging management as the stock of this heavy construction contractor went from a $10 per share book value to bankruptcy virtually overnight in spite of a solid balance sheet. This provides a good example of the importance of portfolio diversification.


                                        THE ROYCE FUNDS ANNUAL REPORT 1997  | 13

[sidebar]

WHAT WE DO
Royce GiftShares Fund ("RGF") is a blended portfolio of primarily small and micro-cap securities with an investment objective of long-term capital appreciation. GiftShares is designed for investors who want to make gifts for college funding, long-term financial security or estate planning.

HOW WE DID Royce GiftShares Fund followed up its strong first half by outperforming its benchmark, the small-cap oriented Russell 2000 index, for the second half and full year. The Fund posted returns of 12.4% and 26.0% for the second half and full year, respectively, versus returns of 11.0% and 22.4% for the Russell 2000. The Fund also holds a performance edge over the Russell 2000 in its since inception (12/27/95) period. Average annual total return for the Fund was 25.7% versus 19.8% for the Russell 2000.

     We are pleased with these early performance results for the Fund. A portfolio that invests in a limited number of common stocks and convertible securities and combines our core small and micro-cap strategies is one which we believe is capable of providing high absolute and risk-adjusted returns. Although risk statistics are not yet calculated for the portfolio given its young age, our goal is to provide a low risk profile in addition to building above average long-term returns.

     RGF is not a typical mutual fund in that it is one of the few portfolios whose use is exclusively for gifting and estate planning.

[end sidebar]

ROYCE GIFTSHARES FUND
--------------------------------------------------------------------------------


TOTAL RETURNS
THROUGH 12/31/97
---------------------------------------------------
4th Quarter 1997                               1.5%
---------------------------------------------------
Jul-Dec 1997                                  12.4%
---------------------------------------------------
1997                                          26.0%
---------------------------------------------------
Since Inception (12/27/95)                    25.7%
Average Annual
---------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON
ALL DOWN PERIODS OF 7.5% OR GREATER IN PERCENTAGES (%)

[BAR CHART]
                    RGF            Russell 2000
5/22/96 -           -3.5               -15.5
7/24/96

1/22/97 -           -0.5                 -9.2
4/25/97

10/13/97 -          -3.8                 -9.7
10/27/97
[END BAR CHART]

              Royce GiftShares' risk-averse investment orientation
                 has resulted in strong relative returns in the
                    three down markets since its inception.

ROYCE GIFTSHARES FUND VS. RUSSELL 2000 VALUE OF $10,000 INVESTED ON 12/27/95

[typeset representation of line chart]

   Date               RGF            Russell 2000
   ----               ---            ------------
12/27/95            10,000              10,000
12/31/95            10,020              10,100
 3/31/96            10,600              10,616
 6/30/96            11,500              11,147
 9/30/96            11,600              11,185
12/31/96            12,580              11,766
 3/31/97            12,645              11,157
 6/30/97            14,111              12,967
 9/30/97            15,621              14,896
12/31/97            15,854              14,397

[end line chart]


Includes reinvestment of distributions.

14 | The Royce Funds Annual Report 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------


PORTFOLIO DIAGNOSTICS
----------------------------------------------------
Median Market Cap                       $344 million
----------------------------------------------------
Weighted Average P/E Ratio                     18.4x
----------------------------------------------------
Weighted Average P/B Ratio                      1.6x
----------------------------------------------------
Weighted Average Yield                          0.9%
----------------------------------------------------
Net Assets                              $3.7 million
----------------------------------------------------
Turnover Rate                                    64%
----------------------------------------------------
Symbol      Investment Class                   RGFAX
            Consultant Class                   RGFCX
----------------------------------------------------


TOP TEN POSITIONS
% OF NET ASSETS
------------------------------------------
 1. Affiliated Managers Group          3.0
------------------------------------------
 2. CalMat                             3.0
------------------------------------------
 3. New England Business Service       2.7
------------------------------------------
 4. Young Innovations                  2.7
------------------------------------------
 5. The Commerce Group                 2.6
------------------------------------------
 6. Charming Shoppes                   2.5
------------------------------------------
 7. National Computer Systems          2.4
------------------------------------------
 8. BHI Corporation                    2.2
------------------------------------------
 9. Tom Brown                          2.2
------------------------------------------
10. Pennsylvania Manufacturers
    Corporation Cl. A                  2.1
------------------------------------------


PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)      % OF NET ASSETS*

--------------------------------------------------------------------------------
Financial Intermediaries  Banks. insurance, stockbrokers.                     18

Technology  Electronics, software, distributors.                            17

Industrial Services  Engineering, trucking, printing, advertising.        15

Consumer Products Apparel, home furnishings, mobile homes.              9

Financial Services Investment management, insurance brokers,
  credit rating.                                                      7

Industrial Products  Textiles, building construction
  materials, steel, paper.                                            7

Natural Resources  Energy, real estate, aggregates.                   7

Retail  Apparel stores, discount stores, direct marketing.            7

Health  Pharmaceuticals, medical equipment, health
  care, biotech.                                                   6

Miscellaneous                                        5

Consumer Services  Restaurants, airlines.  2
--------------------------------------------------------------------------------

*excludes cash and cash equivalents.

+ All performance and risk information presented herein is for RGF's Investment
  Class. Shares of RGF's Consultant Class, which commenced operations on September 26, 1997, bear an annual distribution expense and are subject to a deferred sales charge, which is not borne by the Investment Class.



GOOD IDEAS THAT WORKED
--------------------------------------------------
1997 REALIZED AND UNREALIZED GAIN
--------------------------------------------------
Weyco Group                                $43,460
--------------------------------------------------
Young Innovations                           33,000
--------------------------------------------------
CalMat                                      30,668
--------------------------------------------------
Oshkosh B'Gosh Cl. A                        27,432
--------------------------------------------------
Faroudja                                    21,875
--------------------------------------------------
Combined Gain                             $156,435
--------------------------------------------------


GOOD IDEAS AT THE TIME
-------------------------------------------------
1997 REALIZED AND UNREALIZED LOSS
-------------------------------------------------
The Topps Company                         $20,115
-------------------------------------------------
Xylan Corporation                          11,849
-------------------------------------------------
Tom Brown                                  11,587
-------------------------------------------------
Rush Enterprises                           11,277
-------------------------------------------------
MacNeal-Schwendler Corporation             10,966
-------------------------------------------------
Combined Loss                             $65,794
-------------------------------------------------

     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     Weyco, an extremely well-run shoe manufacturer with a pristine balance sheet, is a consistent stock repurchaser. This stock's solid characteristics are apparently catching on with more investors who are recognizing what we have known for a long time.

     Topps unfortunately has not lived up to its name recently. With their main competitors in the athletic card market now bankrupt, we believe that the future looks bright even though earnings recovery has not yet materialized.


                                        THE ROYCE FUNDS ANNUAL REPORT 1997  | 15

UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------


NOTICE TO SHAREHOLDERS

          If you are a shareholder of our Funds through one of the mutual fund supermarkets such as Charles Schwab, Fidelity, Jack White, etc. and would like to be kept apprised directly of what's going on with The Royce Funds, please drop us a line or an e-mail at "funds@roycenet.com" with your name, address, telephone number and the name of the Fund you hold.

[graphic of computer with the words "The Royce Fund" on screen]

NEW ON OUR WEBSITE

     Royce Funds' shareholders can now have PC access to account information and perform transactions online through Royce Online Account Access (ROAA)!

     A new section dedicated to our unique gifting and estate planning fund, Royce GiftShares Fund, has also been added.

ROYCE PORTFOLIOS NOW IN A VARIABLE ANNUITY

     Royce & Associates has contracted with IL Annuity and Insurance Company, a wholly-owned subsidiary of the Indianapolis Life Group of Companies, rated A (excellent) by A.M. Best, to offer our micro-cap approach in a variable annuity format in the Indianapolis "Visionary Choice" Variable Annuity. To receive a prospectus, which includes fees and expenses, call IL Annuity and Insurance Company toll-free at 1-888-232-6486. Please read the prospectus carefully before investing.

     We have also contracted with American General Life, one of the country's largest distributors of insurance products, to offer our premier and total return approaches in a variable annuity format in their newly-developed "Select Reserve" Variable Annuity Insurance Contract in February 1998. To receive a prospectus, which includes fees and expenses, call 1-800-829-5046. Please read the prospectus carefully before investing.

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing or sending money.

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average risk score for the 324 funds in the small-cap objective category was 1.49 for the three years ended 12/31/97. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier, Royce Total Return, and Pennsylvania Mutual Fund for this period were 0.67, 0.20 and 0.70, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Russell 2000 Value, Russell 2000 Growth, S&P 500 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.


16 | The Royce Funds Annual Report 1997

[background graphic of mutual fund listings from newspaper with Royce Funds circled]


FINANCIAL STATEMENTS

Schedules of Investments                                 18-22

Statements of Assets and Liabilities                     23

Statements of Changes in Net Assets                      24

Statements of Operations and                             25
  Financial Highlights

Notes to Financial Statements                            26-27

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                                       DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.6%

                                              SHARES             VALUE
                                              ------             -----
Consumer Products -- 14.1%
Bassett Furniture Industries,
 Incorporated                                 167,275        $  5,018,250
Burnham Corporation Cl. A                      43,876           1,996,358
Burnham Corporation Cl. B                       4,040             183,820
Conso Products*                               144,225           1,099,716
+800-JR CIGAR*                                 65,200           1,630,000
Fedders Corporation Cl. A                      71,700             439,162
Flexsteel Industries                           88,600           1,251,475
Garan Incorporated                            221,700           5,708,775
Gibson Greetings*                             236,100           5,164,687
Haggar                                         49,800             784,350
J & J Snack Foods*                             43,000             704,125
Johnson Worldwide Associates Cl. A*           130,370           2,297,771
Juno Lighting                                 294,500           5,153,750
K-Swiss Cl. A                                 106,700           1,733,875
La-Z-Boy                                       94,500           4,075,313
Lazare Kaplan International*                  181,700           2,452,950
Liberty Homes Cl. A                            93,350             904,328
Liberty Homes Cl. B                            21,950             219,500
Lifetime Hoan Corporation                     346,599           3,422,665
Lund International Holdings*                   93,700           1,112,687
Matthews International
 Corporation Cl. A                             54,900           2,415,600
Oakley*                                       206,100           1,867,781
Oshkosh B'Gosh Cl. A                          116,200           3,834,600
The Rival Company                             180,100           2,363,813
Semi-Tech Corporation Cl. A*                   83,100              57,131
Skyline Corporation                           196,800           5,412,000
Stanhome                                      276,700           7,107,731
Sturm, Ruger & Company                        207,200           3,820,250
Thomaston Mills Cl. A                         195,400           1,807,450
Thor Industries                               184,800           6,340,950
The Topps Company*                            940,700           2,087,178
Velcro Industries                              78,400           7,526,400
Weyco Group                                   137,100           3,101,887
                                                             ------------
                                                               93,096,328
                                                             ------------
Consumer Services -- 3.4%
ASA Holdings                                   63,100           1,794,406
Bowl America Incorporated Cl. A                86,800             732,375
Buffets*                                      333,400           3,125,625
+Jenny Craig*                                 239,100           1,808,194
International Dairy Queen Cl. A*              156,400           4,188,588
International Dairy Queen Cl. B*               33,600             907,200
The Marcus Corporation                         52,875             974,883
PCA International                             100,100           2,102,100
Plenum Publishing Corporation                 115,450           5,339,562
+Shoney's*                                    367,582           1,171,668
                                                             ------------
                                                               22,144,601
                                                             ------------
Financial Intermediaries -- 16.6%
Alleghany Corporation*                         26,803           7,632,154
ALLIED Group                                  184,612           5,284,519
ALLIED Life Financial Corporation              37,400             818,125
+BHI Corporation                               81,100           2,493,825
Baker Boyer Bancorp                            31,300           1,314,600


                                              SHARES             VALUE
                                              ------             -----
Baldwin & Lyons Cl. B                         125,678        $  3,031,982
The Commerce Group                            222,642           7,263,695
Community Banks                                41,700           1,751,400
F & M Bancorporation                           13,800             696,900
Farmers & Merchants Bank of
 Long Beach                                     1,306           3,376,010
Fremont General Corporation                    92,770           5,079,157
Gryphon Holdings*                             202,500           3,391,875
Hanmi Bank*                                    23,018             414,324
Highlands Insurance Group*                    164,000           4,653,500
Intercargo Corporation                         77,900           1,032,175
Lawyers Title Corporation                     162,400           5,105,450
Leucadia National Corporation                 200,128           6,904,416
Medical Assurance*                            199,922           5,622,806
National Bancorp of Alaska                     14,265           1,804,523
Nobel Insurance Limited                        74,400             976,500
Oriental Financial Group                       63,625           1,880,914
Orion Capital Corporation                      70,786           3,287,125
PXRE Corporation                              186,541           6,190,829
Pennsylvania Manufacturers
 Corporation Cl. A                            301,350           4,821,600
Piper Jaffray Companies                        96,700           3,523,506
RLI Corp.                                      27,825           1,386,033
Trenwick Group                                178,800           6,727,350
Wesco Financial Corporation                    24,300           7,290,000
Zenith National Insurance                     231,000           5,948,250
                                                             ------------
                                                              109,703,543
                                                             ------------
Financial Services -- 7.8%
E.W. Blanch Holdings                          160,000           5,510,000
Crawford & Company Cl. A                      302,625           5,749,875
Duff & Phelps Credit Rating Co.               110,299           4,480,897
Eaton Vance                                   162,200           6,123,050
Arthur J. Gallagher & Co.                     192,500           6,629,219
Hilb, Rogal & Hamilton Company                203,300           3,926,231
Investors Financial Services
 Corporation                                   58,404           2,686,584
The John Nuveen Company Cl. A                  67,800           2,373,000
New England Investment
 Companies, L.P.                               56,000           1,603,000
Phoenix Duff & Phelps
 Corporation                                  271,400           2,171,200
The Pioneer Group                             214,500           6,032,812
+Willis Corroon Group ADR[dbldag]             356,400           4,388,175
                                                             ------------
                                                               51,674,043
                                                             ------------
Health -- 1.1%
Haemonetics Corporation*                      319,400           4,471,600
Life Technologies                              77,960           2,592,170
                                                             ------------
                                                                7,063,770
                                                             ------------
Industrial Products -- 20.8%
Ash Grove Cement Company                       48,018           3,313,242
BHA Group Holdings                            132,870           2,590,965
Blessings Corporation*                        198,500           2,927,875
Carbo Ceramics                                 90,400           2,892,800
Cascade                                       136,000           2,312,000
CLARCOR                                        75,450           2,235,206


18 |  THE ROYCE FUNDS ANNUAL REPORT 1997

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                                       DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                              SHARES              VALUE
                                              ------              -----
Industrial Products -- (continued)
Curtiss-Wright Corporation                    188,200        $  6,834,013
Delta Woodside Industries                     168,736             822,588
DeVlieg-Bullard*                               38,000             144,875
Fab Industries                                162,732           5,065,033
Falcon Products                               166,500           2,362,219
Fansteel*                                      27,800             236,300
P. H. Glatfelter Company                      194,200           3,616,975
C. H. Heist*                                   88,512             608,520
International Aluminum
 Corporation                                  153,500           4,796,875
Kaydon Corporation                            196,000           6,394,500
Kimball International Cl. B                   198,000           3,650,625
LeaRonal                                      108,557           2,551,090
Lilly Industries Cl. A                        344,261           7,100,383
The Lincoln Electric Company Cl. A            124,690           4,488,840
Liqui-Box Corporation                         110,500           4,447,625
MacDermid, Incorporated                        28,077           2,383,035
Midwest Grain Products*                       287,400           3,592,500
Myers Industries                              188,732           3,220,240
Nordson Corporation                            33,300           1,527,637
The Oilgear Company                            13,400             311,550
Oregon Steel Mills                            115,700           2,465,856
Oshkosh Truck Corporation Cl. B               253,500           4,578,844
Penn Engineering and
 Manufacturing                                221,750           5,322,000
Penn Engineering and
 Manufacturing Cl. A                           49,550           1,232,556
Preformed Line Products Company                94,893           4,554,864
Puerto Rican Cement Company                   135,600           6,805,425
Quaker Chemical Corporation                    51,064             967,025
Robroy Industries Cl. A                        94,535           1,677,996
Simpson Manufacturing*                        180,900           6,026,231
The Standard Register Company                 176,610           6,137,198
Synalloy Corporation                           82,100           1,210,975
Tecumseh Products Company Cl. A                67,000           3,266,250
Todd Shipyards Corporation*                   101,850             426,497
Unifi                                          93,800           3,816,488
Woodward Governor Company                     153,072           4,955,706
Zero Corporation                              108,900           3,226,162
                                                             ------------
                                                              137,097,584
                                                             ------------
Industrial Services -- 13.1%
ABM Industries Incorporated                    96,600           2,952,338
Aceto Corporation                              79,364           1,626,962
Air Express International
 Corporation                                  192,630           5,875,215
Arnold Industries                             371,548           6,409,203
Bowne & Co.                                   116,900           4,661,387
Circle International Group                    248,074           5,690,197
Devcon International*                          59,500             290,063
Devon Group*                                   15,400             708,400
Ennis Business Forms                          229,600           2,123,800
Farmer Bros.                                   31,675           5,923,225
Frozen Food Express Industries                414,867           3,733,803
Grey Advertising                               12,031           3,946,168
Insituform Technologies Cl. A*                 27,000             209,250


                                               SHARES             VALUE
                                               ------             -----
Kenan Transport Company                        70,800        $  2,593,050
Lufkin Industries                              61,200           2,187,900
Merrill Corporation                           191,800           4,459,350
Morrison Knudsen Corporation*                 186,500           1,818,375
New England Business Service                  250,600           8,457,750
The Olsten Corporation                         55,000             825,000
Pittston Burlington Group                      50,900           1,336,125
**Sevenson Environmental Services             294,600           3,608,850
Standard Commercial Corporation*              250,776           4,153,477
Stone & Webster                                88,800           4,162,500
TBC Corporation*                              118,277           1,131,024
True North Communications                       8,300             205,425
Vallen Corporation*                           248,000           5,146,000
Werner Enterprises                              2,700              55,350
Willbros Group*                               138,900           2,083,500
                                                             ------------
                                                               86,373,687
                                                             ------------
Natural Resources -- 3.9%
Alico                                          29,676             689,967
Barrett Resources*                             25,900             783,475
Tom Brown*                                    214,300           4,125,275
CalMat                                        310,300           8,649,612
Consolidated-Tomoka Land                       51,800             938,875
FRP Properties*                                85,900           2,695,113
Florida Rock Industries                       289,200           6,579,300
The Newhall Land and Farming
 Company                                       30,700             921,000
                                                             ------------
                                                               25,382,617
                                                             ------------
Retail -- 2.1%
Cato Corporation Cl. A                         73,000             647,875
Charming Shoppes*                             708,000           3,318,750
Family Dollar Stores                           20,550             602,372
Lillian Vernon Corporation                     10,500             174,563
Mikasa                                        153,000           2,228,063
Sotheby's Holdings Cl. A                      249,500           4,615,750
+The Talbots                                  138,800           2,515,750
                                                             ------------
                                                               14,103,123
                                                             ------------
Technology -- 6.5%
Adobe Systems Incorporated                     45,500           1,876,875
+Axiohm Transaction Solutions*                134,562           2,287,554
BGS Systems                                   128,200           4,487,000
CEM Corporation*                               70,000             767,812
Dionex Corporation*                            65,638           3,298,310
Exar Corporation*                             127,100           2,097,150
Hach Company                                   54,361             686,308
Hach Company Cl. A                             54,361             509,634
ILC Technology*                                56,700             823,922
MacNeal-Schwendler Corporation*                95,600             920,150
Marshall Industries*                          197,600           5,928,000
Modern Controls                                83,400             917,400
National Computer Systems                     211,903           7,469,581
+Newport Corporation                          138,900           1,953,281
Richardson Electronics                        202,862           2,256,840
Scitex Corporation Limited*                   271,900           3,279,794
Woodhead Industries                            64,250           1,204,687
+Xylan Corporation                            145,000           2,193,125
                                                             ------------
                                                               42,957,423
                                                             ------------


                                      THE ROYCE FUNDS ANNUAL REPORT 1997  |   19

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                                       DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                              SHARES            VALUE
                                              ------            -----
Utilities -- 0.3%
Southern Union Company*                        87,282        $  2,083,858
                                                             ------------
Miscellaneous -- 4.9%                                          32,222,527
                                                             ------------
TOTAL COMMON STOCKS
 (Cost $376,683,666)                                          623,903,104
                                                             ------------
PREFERRED STOCK -- 0.1%
Bird Corp. $1.85 Conv.
 (Cost $477,513)                               32,700             506,850
                                                             ------------
REPURCHASE AGREEMENT -- 5.5%
State Street Bank and Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $36,310,386
 (collaterized by U.S. Treasury Notes,
 5.875% due 10/31/98, valued at $37,028,969)
 (Cost $36,300,000)                                            36,300,000
                                                             ------------


                                       VALUE
                                       -----
TOTAL INVESTMENTS -- 100.2%
 (Cost $413,461,179)                $660,709,954

LIABILITIES LESS CASH AND
 OTHER ASSETS -- (0.2)%               (1,126,588)
                                    ------------

NET ASSETS -- 100.0%                $659,583,366
                                    ------------

--------------------------------------------------------------------------------
 * Non-income producing.

** At December 31, 1997, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

 + A portion of these securities are on loan at December 31, 1997. Total market value of all securities on loan is $8,158,462, for which the Fund received $8,716,400 as collateral.

++ American Depository Receipt.

Income Tax Information: The cost of total investments for federal income tax purposes was $415,224,271. At December 31, 1997, net unrealized appreciation for all securities was $245,485,683, consisiting of aggregate gross unrealized appreciation of $261,199,433 and aggregate gross unrealized depreciation of $15,713,750. The Fund designated $76,540,945 as a capital gain dividend for purposes of the dividend paid deduction.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20 |  THE ROYCE FUNDS ANNUAL REPORT 1997

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PMF II                                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.5%

                                              SHARES           VALUE
                                              ------           -----
Consumer Products -- 15.0%
Bassett Furniture Industries,
 Incorporated                                 14,300         $   429,000
Garan Incorporated                             5,500             141,625
Gibson Greetings*                             15,800             345,625
Jean-Philippe Fragrances*                     26,600             182,875
Johnson Worldwide Associates Cl. A*           25,650             452,081
Lund International Holdings*                  33,900             402,562
Oshkosh B'Gosh Cl. A                          10,700             353,100
Skyline Corporation                           13,000             357,500
Stanhome                                      17,800             457,237
The Topps Company*                            95,000             210,781
                                                             -----------
                                                               3,332,386
                                                             -----------
Consumer Services -- 3.7%
Buffets*                                      19,600             183,750
MovieFone Cl. A*                              60,000             405,000
PCA International                             11,200             235,200
                                                             -----------
                                                                 823,950
                                                             -----------
Financial Intermediaries -- 12.2%
The Commerce Group                            13,400             437,175
Lawyers Title Corporation                     14,700             462,131
Old Guard Group                               19,000             363,375
Pennsylvania Manufacturers
 Corporation Cl. A                            29,000             464,000
Resurgence Properties*                        45,000              78,750
Trenwick Group                                14,100             530,513
Zenith National Insurance                     15,100             388,825
                                                             -----------
                                                               2,724,769
                                                             -----------
Financial Services -- 10.7%
Affiliated Managers Group*                     9,000             261,000
Crawford & Company Cl. A                      18,000             342,000
Duff & Phelps Credit Rating Co.               10,000             406,250
Arthur J. Gallagher & Co.                      9,100             313,381
Phoenix Duff & Phelps Corporation             35,000             280,000
The Pioneer Group                             13,100             368,438
Willis Corroon Group ADR+                     32,400             398,925
                                                             -----------
                                                               2,369,994
                                                             -----------
Health -- 1.9%
Haemonetics Corporation*                      30,000             420,000
                                                             -----------
Industrial Products -- 15.0%
American Buildings Company*                   10,000             252,500
Curtiss-Wright Corporation                    12,400             450,275
Lilly Industries Cl. A                        27,600             569,250
Midwest Grain Products*                       29,200             365,000
PalEx*                                        30,000             356,250
Penn Engineering and Manufacturing            18,200             436,800
Puerto Rican Cement Company                    8,000             401,500


                                              SHARES            VALUE
                                              ------            -----
The Standard Register Company                  9,900         $   344,025
Unifi                                          4,000             162,750
                                                             -----------
                                                               3,338,350
                                                             -----------
Industrial Services -- 13.8%
Arnold Industries                             30,000             517,500
Ennis Business Forms                          34,900             322,825
Frozen Food Express Industries                37,000             333,000
Insituform Technologies Cl. A*                50,300             389,825
The Olsten Corporation                        22,000             330,000
Sevenson Environmental Services               23,640             289,590
Standard Commercial Corporation*              29,653             491,128
Stone & Webster                                5,000             234,375
Vallen Corporation*                            7,800             161,850
                                                             -----------
                                                               3,070,093
                                                             -----------
Natural Resources -- 5.2%
Tom Brown*                                    22,000             423,500
CalMat                                        18,300             510,113
Florida Rock Industries                        9,300             211,575
                                                             -----------
                                                               1,145,188
                                                             -----------
Retail -- 6.4%
Catherines Stores Corporation*                56,800             397,600
Charming Shoppes*                         1   08,000             506,250
Lechters*                                     54,000             273,375
The Talbots                                   14,000             253,750
                                                             -----------
                                                               1,430,975
                                                             -----------
Technology -- 6.7%
National Computer Systems                     23,000             810,750
Richardson Electronics                        60,000             667,500
                                                             -----------
                                                               1,478,250
                                                             -----------
Miscellaneous -- 3.9%                                            876,838
-----------
TOTAL COMMON STOCKS
 (Cost $18,894,871)                                           21,010,793
                                                             -----------
REPURCHASE AGREEMENT -- 5.4%
State Street Bank & Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
maturity value $1,200,343
(collaterized by U.S. Treasury Bonds,
10.75% due 5/15/03, valued at $1,226,428)
(Cost $1,200,000)                                              1,200,000
                                                             -----------

TOTAL INVESTMENTS -- 99.9%
(Cost $20,094,871)                                           22,210,793

CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.1%                                         32,707
                                                             -----------

NET ASSETS -- 100.0%                                         $22,243,500
                                                             -----------


--------------------------------------------------------------------------------
* Non-income producing.

+ American Depository Receipt.

Income Tax Information: The cost of total investments for federal income tax purposes was $20,094,871. At December 31, 1997, net unrealized appreciation for all securities was $2,115,922, consisting of aggregate gross unrealized appreciation of $3,092,661 and aggregate gross unrealized depreciation of $976,739.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                        THE ROYCE FUNDS ANNUAL REPORT 1997 | 21

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE GIFTSHARES FUND                                          DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 73.3%

                                              SHARES           VALUE
                                              ------           -----
Consumer Products -- 6.7%
Bassett Furniture Industries,
 Incorporated                                  1,000         $   30,000
Johnson Worldwide Associates Cl. A*            1,500             26,438
Lifetime Hoan Corporation                      1,650             16,294
Lund International Holdings*                   5,000             59,375
Oshkosh B'Gosh Cl. A                           1,500             49,500
Stanhome                                       1,600             41,100
The Topps Company*                            11,500             25,516
                                                             ----------
                                                                248,223
                                                             ----------
Consumer Services -- 1.8%
MovieFone Cl. A*                              10,000             67,500
                                                             ----------
Financial Intermediaries -- 12.9%
BHI Corporation                                2,700             83,025
The Commerce Group                             3,000             97,875
Lawyers Title Corporation                      2,000             62,875
Leucadia National Corporation                  1,000             34,500
Medical Assurance*                             1,600             45,000
Nobel Insurance Limited                        2,000             26,250
Old Guard Group                                1,600             30,600
Pennsylvania Manufacturers
 Corporation Cl. A                             4,900             78,400
Zenith National Insurance                        800             20,600
                                                             ----------
                                                                479,125
                                                             ----------
Financial Services -- 5.2%
Affiliated Managers Group*                     3,900            113,100
Arthur J. Gallagher & Co.                      1,000             34,437
Phoenix Duff & Phelps Corporation              2,000             16,000
Willis Corroon Group ADR+                      2,500             30,781
                                                             ----------
                                                                194,318
                                                             ----------
Health -- 4.6%
Healthworld Corporation*                       6,000             72,375
Young Innovations*                             5,500             99,000
                                                             ----------
                                                                171,375
                                                             ----------
Industrial Products -- 5.0%
BHA Group Holdings                               330              6,435
Kaydon Corporation                             1,000             32,625
Lilly Industries Cl. A                         2,600             53,625
Midwest Grain Products*                        2,000             25,000
Penn Engineering and Manufacturing             1,500             36,000
Woodward Governor Company                      1,000             32,375
                                                             ----------
                                                                186,060
                                                             ----------
Industrial Services -- 10.8%
Arnold Industries                              2,000             34,500


                                              SHARES            VALUE
                                              ------            -----
Frozen Food Express Industries                5,500          $   49,500
Insituform Technologies Cl. A*                8,000              62,000
Kenan Transport Company                       1,000              36,625
New England Business Service                  3,000             101,250
Sevenson Environmental Services               4,280              52,430
Standard Commercial Corporation*              4,020              66,581
                                                             ----------
                                                                402,886
                                                             ----------
Natural Resources -- 5.2%
Tom Brown*                                    4,200              80,850
CalMat                                        4,000             111,500
                                                             ----------
                                                                192,350
                                                             ----------
Retail -- 4.9%
Catherines Stores Corporation*                3,900              27,300
Charming Shoppes*                             0,000              93,750
Sotheby's Holdings Cl. A                      2,000              37,000
The Talbots                                   1,300              23,562
                                                             ----------
                                                                181,612
                                                             ----------
Technology -- 12.3%
BGS Systems                                     800              28,000
Exar Corporation*                               900              14,850
Faroudja*                                     5,000              51,875
MacNeal-Schwendler Corporation*               5,000              48,125
Marshall Industries*                            600              18,000
National Computer Systems                     2,500              88,125
Richardson Electronics                        6,600              73,425
Unitrode Corporation*                         3,500              75,250
Xylan Corporation*                            4,000              60,500
                                                             ----------
                                                                458,150
                                                             ----------
Miscellaneous -- 3.9%                                           146,500
                                                             ----------
TOTAL COMMON STOCKS
 (Cost $2,429,674)                                            2,728,099
                                                             ----------
REPURCHASE AGREEMENT -- 21.5%
State Street Bank & Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $800,229
 (collaterized by U.S. Treasury Bonds,
 10.75% due 5/15/03, valued at $817,619)
 (Cost $800,000)                                                800,000
                                                             ----------
TOTAL INVESTMENTS -- 94.8%
 (Cost $3,229,674)                                            3,528,099

CASH AND OTHER ASSETS
 LESS LIABILITIES -- 5.2%                                       193,064
                                                             ----------
NET ASSETS -- 100.0%                                         $3,721,163
                                                             ----------


--------------------------------------------------------------------------------
* Non-income producing.

+ American Depository Receipt.

Income Tax Information: The cost of total investments for federal income tax purposes was $3,229,674. At December 31, 1997, net unrealized appreciation for all securities was $298,425, consisting of aggregate gross unrealized appreciation of $387,119 and aggregate gross unrealized depreciation of $88,694. The Fund designated $60,711 as a capital dividend for purposes of the dividend paid deduction.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22 |  THE ROYCE FUNDS ANNUAL REPORT 1997

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                                                             PENNSYLVANIA                           ROYCE
                                                                              MUTUAL FUND         PMF II       GIFTSHARES FUND
ASSETS:                                                                   ------------------ ---------------- ----------------
Investments at value (identified cost $377,161,179, $18,894,871, and
 $2,429,674, respectively)                                                  $  624,409,954     $ 21,010,793     $ 2,728,099
Repurchase agreements (at cost and value)                                       36,300,000        1,200,000         800,000
Cash                                                                                78,718          228,507         111,951
Collateral from brokers on securities loaned                                     8,716,400             --              --
Receivable for investments sold                                                     13,272             --              --
Receivable for capital shares sold                                                 260,248           15,228          78,700
Receivable for dividends and interest                                              996,807           25,389           2,917
Prepaid expenses and other assets                                                    9,959           19,357          11,768
-------------------------------------------------------------------------   --------------     ------------     -----------
 Total Assets                                                                  670,785,358       22,499,274       3,733,435
-------------------------------------------------------------------------   --------------     ------------     -----------
LIABILITIES:
Payable for collateral on securities loaned                                      8,716,400             --              --
Payable for investments purchased                                                1,545,425          224,261            --
Payable for capital shares redeemed                                                238,541             --              --
Payable for investment advisory fees                                               435,526           12,980            --
Accrued expenses                                                                   266,100           18,533          12,272
-------------------------------------------------------------------------   --------------     ------------     -----------
 Total Liabilities                                                              11,201,992          255,774          12,272
-------------------------------------------------------------------------   --------------     ------------     -----------
 Net Assets                                                                 $  659,583,366     $ 22,243,500     $ 3,721,163
-------------------------------------------------------------------------   --------------     ------------     -----------
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                         $      266,266     $       --       $      --
Accumulated net realized gain on investments                                     1,298,961          578,211          11,586
Net unrealized appreciation on investments                                     247,248,775        2,115,922         298,425
Capital shares                                                                      84,380            3,759             539
Additional paid-in capital                                                     410,684,984       19,545,608       3,410,613
-------------------------------------------------------------------------   --------------     ------------     -----------
  Net Assets                                                                $  659,583,366     $ 22,243,500     $ 3,721,163
   Investment Class                                                         $  507,634,865                      $ 3,614,012
   Consultant Class                                                         $  151,948,501                      $   107,151
-------------------------------------------------------------------------   --------------                      -----------
SHARES OUTSTANDING:
 (unlimited number of $.001 par value shares authorized for each Fund)                            3,758,557
  Investment Class                                                              64,923,801                          523,297
  Consultant Class                                                              19,456,671                           15,567
-------------------------------------------------------------------------   --------------                      -----------
NET ASSET VALUE:
 (offering and redemption price* per share)                                                           $5.92
  Investment Class (offering and redemption price* per share)                        $7.82                            $6.91
  Consultant Class (offering price** per share)                                      $7.81                            $6.88
-------------------------------------------------------------------------   --------------                      -----------

--------------------------------------------------------------------------------
 * Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

** Redemption price per share is equal to NAV, less applicable deferred sales charge.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 23

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                 -------------------------------------------
                                                          PENNSYLVANIA MUTUAL FUND
                                                 -------------------------------------------
                                                       YEAR ENDED            YEAR ENDED
                                                      DECEMBER 31,          DECEMBER 31,
                                                          1997                  1996
INVESTMENT OPERATIONS:                           --------------------- ---------------------
 Net investment income (loss)                       $    4,409,053        $    5,687,395
 Net realized gain (loss) on investments                57,122,461           107,094,818
 Net change in unrealized appreciation
  on investments                                        59,891,240           (50,091,647)
------------------------------------------------    --------------        --------------
 Net increase in net assets from
  investment operations                                121,422,754            62,690,566
------------------------------------------------    --------------        --------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income
  Investment Class                                      (3,514,299)           (5,996,455)
  Consultant Class                                        (658,502)               --
 Net realized gain on investments
  Investment Class                                     (57,918,964)          (78,458,463)
  Consultant Class                                     (17,311,988)               --
------------------------------------------------    --------------        --------------
 Total dividends and distributions                     (79,403,753)          (84,454,918)
------------------------------------------------    --------------        --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold
  Investment Class                                      60,713,483            42,163,541
  Consultant Class                                       1,297,520                --
 Value of shares issued in connection
  with the merger of Royce Value Fund
  Consultant Class                                     144,531,292                --
 Distributions reinvested
  Investment Class                                      55,324,790            75,355,767
  Consultant Class                                      17,180,389                --
 Cost of shares redeemed
  Investment Class                                    (108,160,769)         (269,005,617)
  Consultant Class                                     (10,190,290)               --
------------------------------------------------    --------------        --------------
 Net increase (decrease) in net assets
  from capital share transactions                      160,696,415          (151,486,309)
------------------------------------------------    --------------        --------------
NET INCREASE (DECREASE)
 IN NET ASSETS                                         202,715,416          (173,250,661)
NET ASSETS:
 Beginning of period                                   456,867,950           630,118,611
------------------------------------------------    --------------        --------------
 End of period                                      $  659,583,366(b)     $  456,867,950(b)
------------------------------------------------    --------------        --------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold
  Investment Class                                       7,452,126             5,372,907
  Consultant Class                                         156,892                --
 Shares issued in connection
  with the merger of Royce Value Fund
  Consultant Class                                      18,295,100                --
 Shares issued for reinvestment of
  dividends and distributions
  Investment Class                                       7,101,539            10,873,360
  Consultant Class                                       2,205,442                --
 Shares redeemed
  Investment Class                                     (13,880,141)          (33,697,985)
  Consultant Class                                      (1,200,763)               --
------------------------------------------------    --------------        --------------
 Net increase (decrease) in shares outstanding          20,130,195           (17,451,718)
------------------------------------------------    --------------        --------------


                                                 ----------------------------------------------------------------------
                                                                  PMF II                      ROYCE GIFTSHARES FUND
                                                 ----------------------------------------- ----------------------------
                                                      YEAR ENDED          PERIOD ENDED       YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,         DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                                         1997                1996(a)            1997           1996
INVESTMENT OPERATIONS:                           -------------------- -------------------- -------------- -------------
 Net investment income (loss)                       $     245,395        $      10,136       $   (6,040)   $     (289)
 Net realized gain (loss) on investments                1,811,059               (2,872)         192,176        68,063
 Net change in unrealized appreciation
  on investments                                        1,644,420              471,502          221,469        76,117
------------------------------------------------    -------------        -------------       ----------    ----------
 Net increase in net assets from
  investment operations                                 3,700,874              478,766          407,605       143,891
------------------------------------------------    -------------        -------------       ----------    ----------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                   (271,235)                --
  Investment Class                                                                                 --            --
  Consultant Class                                                                                 --            --
 Net realized gain on investments                      (1,220,556)                --
  Investment Class                                                                             (184,608)      (53,781)
  Consultant Class                                                                               (3,935)         --
------------------------------------------------                                             ----------    ----------
 Total dividends and distributions                     (1,491,791)                --           (188,543)      (53,781)
------------------------------------------------    -------------        -------------       ----------    ----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                          3,475,010           17,511,040
  Investment Class                                                                            2,172,160       418,047
  Consultant Class                                                                              105,710          --
 Value of shares issued in connection
  with the merger of Royce Value Fund
  Consultant Class
 Distributions reinvested                               1,388,651                 --
  Investment Class                                                                              184,794        53,593
  Consultant Class                                                                                3,935          --
 Cost of shares redeemed                               (2,686,425)            (133,625)
  Investment Class                                                                              (27,676)         --
  Consultant Class                                                                                 (411)         --
------------------------------------------------                                             ----------    ----------
 Net increase (decrease) in net assets
  from capital share transactions                       2,177,236           17,377,415        2,438,512       471,640
------------------------------------------------    -------------        -------------       ----------    ----------
NET INCREASE (DECREASE)
 IN NET ASSETS                                          4,386,319           17,856,181        2,657,574       561,750
NET ASSETS:
 Beginning of period                                   17,857,181                1,000        1,063,589       501,839
------------------------------------------------    -------------        -------------       ----------    ----------
 End of period                                      $  22,243,500(c)     $  17,857,181(c)    $3,721,163    $1,063,589
------------------------------------------------    -------------        -------------       ----------    ----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                              603,433            3,419,221
  Investment Class                                                                              317,894        72,903
  Consultant Class                                                                               15,046          --
 Shares issued in connection
  with the merger of Royce Value Fund
  Consultant Class
 Shares issued for reinvestment of
  dividends and distributions                             232,216                 --
  Investment Class                                                                               27,216         9,402
  Consultant Class                                                                                  581          --
 Shares redeemed                                         (470,991)             (25,522)
  Investment Class                                                                               (4,318)         --
  Consultant Class                                                                                  (60)         --
------------------------------------------------                                             ----------    ----------
 Net increase (decrease) in shares outstanding            364,658            3,393,699          356,359        82,305
------------------------------------------------    -------------        -------------       ----------    ----------

(a) PMF II commenced operations on November 19, 1996.

(b) Includes undistributed net investment income of $266,266 in 1997 and $0 in 1996.

(c) Includes undistributed net investment income of $0 in 1997 and $10,978 in 1996.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24 |  THE ROYCE FUNDS ANNUAL REPORT 1997

STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                                            PENNSYLVANIA                          ROYCE
                                                            MUTUAL FUND         PMF II       GIFTSHARES FUND
INVESTMENT INCOME:                                        ---------------   -------------   ----------------
Income:
 Dividends                                                 $  8,939,040      $  397,058        $  21,610
 Interest                                                     1,828,629          45,208              157
-------------------------------------------------------    ------------      ----------        ---------
  Total Income                                               10,767,669         442,266           21,767
-------------------------------------------------------    ------------      ----------        ---------
Expenses:
 Investment advisory fees                                     4,379,842         199,251           19,859
 Distribution fees                                              824,272            --              3,389
 Custodian and shareholder servicing fees                       485,407          48,718           15,556
 Administrative and office facilities expenses                  269,202          10,081              867
 Professional fees                                               97,208          19,652            9,653
 Trustees' fees                                                  92,360           4,060              259
 Other expenses                                                 491,891          29,617           24,498
-------------------------------------------------------    ------------      ----------        ---------
  Total Expenses                                              6,640,182         311,379           74,081
  Fees Waived by Investment Adviser and Distributor            (281,566)       (114,508)         (23,125)
  Expenses Reimbursed by Investment Adviser                        --              --            (23,149)
-------------------------------------------------------    ------------      ----------        ---------
  Net Expenses                                                6,358,616         196,871           27,807
-------------------------------------------------------    ------------      ----------        ---------
  Net Investment Income (Loss)                                4,409,053         245,395           (6,040)
-------------------------------------------------------    ------------      ----------        ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                            57,122,461       1,811,059          192,176
 Net change in unrealized appreciation on investments        59,891,240       1,644,420          221,469
-------------------------------------------------------    ------------      ----------        ---------
 Net realized and unrealized gain on investments            117,013,701       3,455,479          413,645
-------------------------------------------------------    ------------      ----------        ---------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS      $121,422,754      $3,700,874        $ 407,605
-------------------------------------------------------    ------------      ----------        ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

         NET ASSET VALUE,   NET INVESTMENT      NET REALIZED AND      DIVIDENDS FROM
             BEGINNING          INCOME       UNREALIZED GAIN (LOSS)   NET INVESTMENT
             OF PERIOD          (LOSS)           ON INVESTMENTS           INCOME
        ------------------ ---------------- ------------------------ ----------------
PENNSYLVANIA MUTUAL FUND -- INVESTMENT CLASS (a)
 1997          $7.11            $ 0.07               $ 1.70               $(0.06)
 1996           7.71              0.11                 0.84                (0.11)
 1995           7.41              0.11                 1.27                (0.11)
 1994           8.31              0.12                (0.18)               (0.11)
 1993           8.00              0.11                 0.79                (0.11)

PENNSYLVANIA MUTUAL FUND -- CONSULTANT CLASS (b)
 1997          $7.90           $ 0.02                $ 0.93               $(0.04)

PMF II (c)
 1997          $5.26           $ 0.07                $ 1.03               $(0.08)
 1996           5.00              --                   0.26                 --

ROYCE GIFTSHARES FUND -- INVESTMENT CLASS (d)
 1997          $5.83           $(0.01)               $ 1.52               $ --
 1996           5.01              --                   1.27                 --
 1995           5.00              --                   0.01                 --
ROYCE GIFTSHARES FUND -- CONSULTANT CLASS (e)
 1997          $7.21           $(0.01)               $ 0.11               $ --



                                                                        RATIO OF       RATIO OF NET                   AVERAGE
         DISTRIBUTIONS FROM    NET ASSET                NET ASSETS,     EXPENSES        INVESTMENT       PORTFOLIO   COMMISSION
          NET REALIZED GAIN   VALUE, END     TOTAL     END OF PERIOD   TO AVERAGE    INCOME (LOSS) TO     TURNOVER      RATE
           ON INVESTMENTS      OF PERIOD    RETURN    (IN THOUSANDS)   NET ASSETS   AVERAGE NET ASSETS      RATE       PAID+
        -------------------- ------------ ---------- ---------------- ------------ -------------------- ----------- -----------
PENNSYLVANIA MUTUAL FUND -- INVESTMENT CLASS (a)
 1997          $(1.00)           $7.82       25.0%   $507,635             1.05%           0.88%              18%     $0.0629
 1996           (1.44)            7.11       12.8%    456,868             0.99%           1.05%              29%      0.0588
 1995           (0.97)            7.71       18.7%    630,119             0.98%           1.18%              10%        --
 1994           (0.73)            7.41      (0.7)%    771,417             0.98%           1.33%              17%        --
 1993           (0.48)            8.31       11.3%  1,022,161             0.98%           1.23%              24%        --

PENNSYLVANIA MUTUAL FUND -- CONSULTANT CLASS (b)
 1997          $(1.00)           $7.81       12.0%   $151,948             1.65%*          0.29%*             18%     $0.0629

PMF II (c)
 1997          $(0.36)           $5.92       20.8%   $ 22,244             0.99%           1.23%              77%     $0.0564
 1996             --              5.26        5.2%     17,857             0.97%*          0.83%*              1%      0.0586

ROYCE GIFTSHARES FUND -- INVESTMENT CLASS (d)
 1997          $(0.43)           $6.91       26.0%   $  3,614             1.49%          (0.32)%             64%     $0.0558
 1996           (0.45)            5.83       25.6%      1,064             1.49%          (0.05)%             93%      0.0566
 1995             --              5.01        0.2%        502             0.70%*          0.00%*              0%         --

ROYCE GIFTSHARES FUND -- CONSULTANT CLASS (e)
 1997          $(0.43)           $6.88        1.5%   $    107             2.49%*         (1.35)%*            64%     $0.0558

(a) Expense ratios are shown after fee waivers by the investment adviser. For the years ended December 31, 1996 and 1995, the expense ratios before the waivers would have been 1.03% and .99%, respectively.

(b) Expense ratio is shown after fee waivers by the distributor. For the period ended December 31, 1997, the expense ratio before the waiver would have been 2.00%. The Class commenced operations on June 18, 1997.

(c) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 1997 and 1996, the expense ratios before the waivers would have been 1.56% and 1.97%, respectively. The Fund commenced operations on November 19, 1996.

(d) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser and distributor. For the periods ended December 31, 1997, 1996 and 1995, the expense ratios before the waivers and reimbursements would have been 3.82%, 6.53% and 1.95%, respectively. The Fund commenced operations on December 27, 1995.

(e) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the period ended December 31, 1997, the expense ratio before the waivers and reimbursements would have been 30.28%. The Class commenced operations on September 26, 1997. Total returns do not deduct contingent deferred sales charge.

 *  Annualized.

 + Beginning in 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 25

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund ("Fund" or "Funds") are three series of The Royce Fund (the "Trust"). The Trust, a Delaware business trust, is a diversified open-end management investment company. PMF II and Royce GiftShares Fund--Investment Class commenced operations on November 19, 1996 and December 27, 1995, respectively. The Consultant Classes of Pennsylvania Mutual Fund and Royce GiftShares Fund commenced operations on June 18, 1997 and September 26, 1997, respectively.

     The Investment Class and Consultant Class of shares have equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing fees, certain other expenses and expense reimbursements, as well as fees waived by the Distributor, if any. Investment income, realized and unrealized capital gains or losses on investments, expenses (other than expenses attributable to a specific class) and investment advisory fee waivers are allocated to each class of shares based on its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

     Expenses:

     Expenses directly attributable to each Fund are charged to that Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner.

     Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

     Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

     Security lending:

     Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily in a money market fund by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.


26 |  THE ROYCE FUNDS ANNUAL REPORT 1997

--------------------------------------------------------------------------------

Investment Adviser and Distributor:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.), Royce is entitled to receive management fees which are computed daily and payable monthly. For the year ended December 31, 1997, Pennsylvania Mutual Fund and PMF II recorded advisory fees of $4,379,842 and $84,743 (net of voluntary waivers of $114,508), respectively. Royce voluntarily waived advisory fees of $19,859 and voluntarily reimbursed expenses of $23,149 for Royce GiftShares Fund. The agreements provide for advisory fees for Pennsylvania Mutual Fund equal to 1.0% per annum of the first $50 million of the Fund's average net assets, 0.875% per annum of the next $50 million of such net assets and 0.75% per annum of additional amounts of average net assets, and for PMF II and Royce GiftShares Fund 1.0% per annum of average net assets. Prior to June 13, 1997, Royce was entitled to receive advisory fees for Royce GiftShares Fund equal to 1.25% per annum of average net assets.

     Royce Fund Services, Inc. ("RFS") (formerly Quest Distributors, Inc.), the distributor of the Trust's shares, is an affiliate of Royce. For the period ended December 31, 1997, RFS received 12b-1 distribution fees of $542,706 (net of voluntary waivers of $281,566) and $123 from the Consultant Classes of Pennsylvania Mutual Fund and Royce GiftShares Fund, respectively. RFS voluntarily waived the distribution fees of $3,266 from the Investment Class of Royce GiftShares Fund. The distribution agreement provides for maximum fees of 1.0% per annum of each Fund's Consultant Class average net assets and, effective June 13, 1997, .25% per annum of Royce GiftShares Fund--Investment Class' average net assets.

Purchases and Sales of Investment Securities:

     For the year ended December 31, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:


----------------------------------------------------------------
               PENNSYLVANIA                           ROYCE
                MUTUAL FUND        PMF II        GIFTSHARES FUND
              --------------   --------------   ----------------
Purchases      $ 83,537,080     $15,819,627        $2,604,358
-----------    ------------     -----------        ----------
Sales          $136,061,312     $14,230,335        $  941,848
----------------------------------------------------------------


Transactions in Affiliated Companies:

     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which the Fund owns at least 5% of the company's outstanding voting securities. Pennsylvania Mutual Fund effected the following transactions in shares of such companies for the year ended December 31, 1997.


----------------------------------------------------------------------------
                      PURCHASES             SALES
               ----------------------- ---------------
AFFILIATED                                               REALIZED   DIVIDEND
COMPANY          SHARES       COST      SHARES   COST   GAIN/LOSS    INCOME
-------------- --------- ------------- -------- ------ ----------- ---------
Sevenson
Environmental
Services       103,500    $1,506,760     --      --        --       $31,508
-----------------------------------------------------------------------------

Merger Information:

     On June 17, 1997, Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of Royce Value Fund. Based on the opinion of Fund counsel, the acquisition, which was approved by the shareholders of Royce Value Fund on May 28, 1997, qualifies as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Value Fund's net assets, including $40,233,294 of unrealized appreciation, were combined with Pennsylvania Mutual Fund for total net assets after the acquisition of $604,764,550. Costs associated with the acquisition were borne by the Investment Adviser.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997 | 27

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and the Shareholders of Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund:

     We have audited the accompanying statements of assets and liabilities of Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund, including the schedules of investments, as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights of Pennsylvania Mutual Fund Investment Class and Consultant Class, PMF II, Royce GiftShares Fund Investment Class and Consultant Class for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and the financial highlights of Pennsylvania Mutual Fund Investment Class and Consultant Class, PMF II, Royce GiftShares Fund Investment Class and Consultant Class for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                            COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 10, 1998

28 |  THE ROYCE FUNDS ANNUAL REPORT 1997

[sidebar]

  Unlike the
Hale-Bopp comet,
  El Nino or
 George Soros,
 we were not
 held directly
responsible for
   a single
global crisis,
 economic or
 otherwise.

[end sidebar]


POSTSCRIPT
--------------------------------------------------------------------------------

EL NINO, MICRO-MUTT & THE YEAR THAT WASN'T

     It has become commonplace over the years for Wall Street to look back on the past 365 days in order to say a few words about "How the Market Imitates Life." 1997 at first seems a natural choice for such a statement; it was a year full of tumult and extremes both inside and outside of the world of mutual funds. Yet rather than attempt labored analogies about the past or create optimistic scenarios about the future, we have instead compiled a list of events that did not take place in our corner of the world during this last year.

     After nearly twenty-five years in the business, not a single employee or shareholder has ever tried to choke a portfolio manager or bite one on the ear! Of course, employees of the firm never have to worry about facing Michael Jordan or Evander Holyfield.

     In addition, none of us received offers to play a dashing secret agent in one of those synergistic, multiple endorsement deals for BMW cars and motorcycles, Breitling watches and Absolut vodka to go along with a new movie (the last we heard, a similar deal did go to an obscure bureaucrat working for the British government - good luck, "00"-whatever your name is).

     Unlike the Hale-Bopp comet, El Nino or George Soros, we were not held directly responsible for a single global crisis, economic or otherwise.

     Certain officers of the firm acquired new pets this year, but somehow were not hounded by the media as they struggled to come up with interesting names. Of course, unlike someone who shall remain nameless, no one here would ever dream of taking weeks to name a dog only to settle on "Buddy." We'd pick names like "Micro-Mutt" or "Premier Pooch."

     We have not yet had to deal with anyone in the firm giving birth to septuplets and the ensuing paperwork necessary to open Royce GiftShares Fund accounts.

     Based on all this, we're dispensing with the metaphors and analogies, the compare-and-contrasts, and all of the prognostications. Why set ourselves up to be proved completely wrong, and then find that we have to hire Dick Morris to help with spin control? After putting down the balance sheets, shutting off the computers and taking a look at the year that was, we saw how little real life resembled the humble happenings here at Royce & Associates. So we decided not to play the philosopher or the prophet, remembering that predictions are for show and portfolios are for dough.

[back cover]


================================================================================
                          Why Value Investors Rely on

                                 THE ROYCE FUNDS


[triangle] ONE OF THE INDUSTRY'S MOST EXPERIENCED AND HIGHLY-RESPECTED SMALL
           COMPANY VALUE MANAGERS -- Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with over $2.5 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for twenty-four years.

[triangle] MULTIPLE FUNDS, COMMON FOCUS -- Over the years, we have chosen to concentrate on small company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by providing above average full market cycle total returns with below average risk.

[triangle] REALISTIC EXPECTATIONS & CONSISTENT DISCIPLINE -- Royce Premier Fund,
           Royce Total Return Fund and Pennsylvania Mutual Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

[triangle] CO-OWNERSHIP OF FUNDS -- As part of this commitment, it is important that our employees and shareholders share a common financial goal; our principals, employees and their affiliates currently have more than $34 million invested in The Royce Funds.

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              VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS
                          ============================




   General Information                      Advisor Services
Additional Report Copies         For Fund Materials, Performance Updates,
  & Prospectus Inquiries            Transactions or Account Inquiries
      (800) 221-4268                    (800) 33-ROYCE (337-6923)



   Shareholder Services                Automated Telephone Services
      (800) 841-1180                    (800) 78-ROYCE  (787-6923)


                                        E-mail: funds@roycenet.com
                                      Web address: www.roycefunds.com

The Royce Funds           1414 Avenue of the Americas         New York, NY 10019


  This report must be accompanied or preceded by a current prospectus for one or more of the Funds.
    Please read the prospectus carefully before investing or sending money.